                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of Earliest Event Reported):
                                NOVEMBER 10, 2005

                                  EZCORP, INC.

             (Exact name of registrant as specified in its charter)


           DELAWARE                         0-19424              74-2540145
(State or other jurisdiction of        (Commission File      (I.R.S. Employer
        incorporation)                      Number)          Identification No.)


    1901 CAPITAL PARKWAY
        AUSTIN, TEXAS                                              78746
(Address of principal executive offices)                         (Zip Code)



               Registrant's telephone number, including area code:

                                 (512) 314-3400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This information set forth under "Item 2.02. Results Of Operations And Financial Condition," including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

On November 10, 2005, EZCORP, Inc. issued a press release announcing its results of operations and financial condition for the quarter and year ended September 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS


99.1   Press release dated November 10, 2005, issued by EZCORP, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         EZCORP, INC.
                         (Registrant)




Date: November 10, 2005          By:   /s/ Daniel N. Tonissen
                                 ------------------------------------
                                 (Signature)
                                 Senior Vice President, Chief Financial Officer,
                                 and Director

                                  EXHIBIT INDEX



99.1       Press release dated November 10, 2005, issued by EZCORP, Inc.